SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

DWS Global Small Cap Fund
DWS Global Small Cap VIP
Effective on or about February 1, 2021, the prospectuses are supplemented as follows:
The following information replaces the “Management process” disclosure contained in the “PRINCIPAL INVESTMENT STRATEGIES ” section of each fund’s summary section of the funds’ prospectuses.
Management process. In choosing stocks, portfolio management uses proprietary quantitative models to identify and acquire holdings for the fund. The quantitative models are research based and identify primarily fundamental factors, including valuation, momentum, profitability, earnings and sales growth, which have been effective sources of return historically. These are dynamic models with different factor weights for different industry groupings. The fund’s portfolio is constructed based on this quantitative process that strives to maximize returns while maintaining a risk profile similar to the fund’s benchmark index. At the discretion of portfolio management, systematically selected securities may be excluded from the portfolio based upon additional fundamental considerations. Securities excluded on such discretion will be replaced by other systematically selected securities.
Portfolio management may consider information about Environmental, Social and Governance (ESG) issues in its fundamental research process and when making investment decisions.
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of each fund’s summary section of the funds’ prospectuses.
Pankaj Bhatnagar, PhD, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2021.
Peter Barsa, Director. Portfolio Manager of the fund. Began managing the fund in 2018.
The following disclosure replaces the “Management process” disclosure contained in the “PRINCIPAL INVESTMENT STRATEGIES ” section under the “FUND DETAILS” section of each fund’s prospectuses.
Management process. In choosing stocks, portfolio management uses proprietary quantitative models to identify and acquire holdings for the fund. The quantitative models are research based and identify primarily fundamental factors, including valuation, momentum, profitability, earnings and sales growth, which have been effective sources of return historically. These are dynamic models with different factor weights for different industry groupings. The fund’s portfolio is constructed based on this quantitative process that strives to maximize returns while maintaining a risk profile similar to the fund’s benchmark index. At the discretion of portfolio management, systematically selected securities may be excluded from the portfolio based upon additional fundamental considerations. Securities excluded on such discretion will be replaced by other systematically selected securities.
Portfolio management may sell a security when its quantitative model indicates that other investments are more attractive, when the company no longer meets performance or risk expectations, or to maintain portfolio characteristics similar to the fund’s benchmark.
All investment decisions are made within risk parameters set by portfolio management. The factors considered and models used by portfolio management may be adjusted from time to time and may favor different types of securities from different industries and companies at different times.
Portfolio management may consider information about Environmental, Social and Governance (ESG) issues in its fundamental research process and when making investment decisions.
The following information replaces the existing similar disclosure under the “MANAGEMENT” sub-heading of the “FUND DETAILS” section of each fund’s prospectuses.
November 23, 2020
PROSTKR20-54

Pankaj Bhatnagar, PhD, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2021.
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Joined DWS in 2000 with seven years of industry experience; previously, served in Quantitative Strategy roles at Nomura Securities, Credit Suisse and Salomon Brothers.
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Head of Core Equity and Co-Head of Systematic and Quantitative Strategies: New York.
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Degree in Civil Engineering, Indian Institute of Technology; MBA, Kent State University; PhD in Finance, University of North Carolina at Chapel Hill.
Peter Barsa, Director. Portfolio Manager of the fund. Began managing the fund in 2018.
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Joined DWS in 1999.
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Portfolio Manager for DWS Global Small Cap, US Small Cap Growth and US Small Mid Cap Growth: New York.
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Previously served as equity research analyst covering consumer discretionary and consumer staples and as global small cap equity research generalist.
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BS in Finance, Villanova University.
Please Retain This Supplement for Future Reference
November 23, 2020
PROSTKR20-54